Exhibit 10.2

Execution Version

First Amendment to Waiver, Consent, Redemption and Amendment Agreement

THIS FIRST AMENDMENT TO THE WAIVER, CONSENT, REDEMPTION AND AMENDMENT AGREEMENT (this “Amendment”), effective as of March 26, 2019 (the “Amendment Date”), is by and among NGL Energy Partners LP, NGL Energy Holdings LLC, Highstar NGL Prism/IV-A Interco LLC, Highstar NGL Main Interco LLC, NGL CIV A, LLC and NGL Prism/IV-A Blocker LLC and Highstar Capital IV, L.P. (the “Parties”), and amends the Waiver, Consent, Redemption and Amendment Agreement, dated March 26, 2019 (the “Agreement”), by and among the Parties. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment have the same meanings as in the Agreement.

Recitals:

WHEREAS, the Parties desire to amend the Agreement, effective as of the Amendment Date, on the terms and conditions more fully set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants herein expressed, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.             Amendment to Section 1.01. Effective as of the Amendment Date, the definition of the term “Available Redemption Funds” appearing in Section 1.01 of the Agreement is hereby amended by adding the following proviso immediately before the period at the end of such definition:

“; provided, however, that in no event shall “Available Redemption Funds” exceed $100,000,000”

2.             Ratification.  Except as expressly amended, modified and supplemented hereby, the provisions of the Agreement are hereby ratified and confirmed in all respects and shall remain in full force and effect.  The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Party under the Agreement, nor constitute a waiver of any provision of the Agreement.

(Signature Page Follows)

IN WITNESS WHEREOF, each of the undersigned have executed this Amendment, effective as of the Amendment Date.

HIGHSTAR NGL PRISM/IV-A INTERCO LLC

By:	Highstar Capital GP IV, L.P.,
its managing member

By:	Highstar Capital GP IV, LLC,
its general partner

By	/s/ Jared Parker
	Name:	Jared Parker
	Title:	Authorized Signatory

By	/s/ Emmett McCann
	Name:	Emmett McCann
	Title:	Authorized Signatory

Signature Page to First Amendment to Waiver, Consent, Redemption and Amendment Agreement

HIGHSTAR NGL MAIN INTERCO LLC

By:	Highstar Capital GP IV, L.P.,
its manager

By:	Highstar Capital GP IV, LLC,
its general partner

By	/s/ Jared Parker
	Name:	Jared Parker
	Title:	Authorized Signatory

By	/s/ Emmett McCann
	Name:	Emmett McCann
	Title:	Authorized Signatory

NGL CIV A, LLC

By:	Highstar Capital NGL Co-Invest Manager LLC,
its managing member

By:	Highstar Capital GP IV, L.P.,
its managing member

By:	Highstar Capital GP IV, LLC,
its general partner

By	/s/ Jared Parker
	Name:	Jared Parker
	Title:	Authorized Signatory

By	/s/ Emmett McCann
	Name:	Emmett McCann
	Title:	Authorized Signatory

Signature Page to First Amendment to Waiver, Consent, Redemption and Amendment Agreement

NGL PRISM/IV-A BLOCKER, LLC

By:	Highstar Capital GP IV, L.P.,
its managing member

By:	Highstar Capital GP IV, LLC,
its general partner

By	/s/ Jared Parker
	Name:	Jared Parker
	Title:	Authorized Signatory

By	/s/ Emmett McCann
	Name:	Emmett McCann
	Title:	Authorized Signatory

HIGHSTAR CAPITAL IV, L.P.

By:	Highstar Capital GP IV, L.P.,
its general partner

By:	Highstar Capital GP IV, LLC,
its general partner

By	/s/ Jared Parker
	Name:	Jared Parker
	Title:	Authorized Signatory

By	/s/ Emmett McCann
	Name:	Emmett McCann
	Title:	Authorized Signatory

Signature Page to First Amendment to Waiver, Consent, Redemption and Amendment Agreement

NGL ENERGY PARTNERS LP
By:	NGL Energy Holdings LLC,
its general partner

By	/s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Executive Vice President and Chief Financial Officer

NGL ENERGY HOLDINGS LLC

By	s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to First Amendment to Waiver, Consent, Redemption and Amendment Agreement